SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2003

ELEVON, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19872 (Commission File Number)	95-2862954 (I.R.S. Employer Identification No.)

303 Second Street, San Francisco, California 94107

(Address of Principal Executive Offices) (Zip Code)

(415) 495-8811

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 2.1
Exhibit 10.1
Exhibit 99.1
Exhibit 99.2

     Item 5. Other Events and Regulation FD Disclosure.

     On May 8, 2003, Elevon, Inc., a Delaware corporation (“Elevon”), entered into an Agreement and Plan of Merger (“Merger Agreement”) by and among SSA Global Technologies, Inc., a Delaware corporation (“SSA”), Seneca Merger Subsidiary Inc., a Delaware corporation and wholly- owned subsidiary of SSA (“Merger Sub”), Seneca Acquisition Subsidiary Inc., a Delaware corporation and wholly-owned subsidiary of SSA (“Acquisition Sub”), and Elevon. Pursuant to the Merger Agreement, the following shall take place: (1) immediately prior to the Merger, Elevon shall sell to Acquisition Sub all of Elevon’s owned intellectual property for a purchase price of $1,754,000 in cash; (2) thereafter, Merger Sub shall be merged with and into Elevon (the “Merger”) with Elevon surviving the Merger as a wholly owned subsidiary of SSA whereby all of the outstanding shares of Elevon common stock shall be converted into the right to receive an amount equal to $1.30 in cash per share. The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as exhibit 2.1 hereto and is incorporated into this item of the report as if fully set forth herein.

     In connection with the Merger Agreement, certain stockholders of the Company, including all of the directors and certain executive officers, holding an aggregate of over 10% of the outstanding common stock of the Company have entered into a voting agreement (the “Voting Agreement”) with SSA, pursuant to which such stockholders agreed to vote their shares in favor of the adoption of the Merger Agreement and against any competing transactions. The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreement, which is filed as exhibit 99.1 hereto and is incorporated into this item of the report as if fully set forth herein.

     On May 8, 2003, Elevon amended its stockholders rights plan. The Second Amendment to Rights Agreement between Elevon and Equiserve Trust Company, N.A. is filed as exhibit 10.1 hereto and is incorporated by reference herein.

     On May 9, 2003, Elevon and SSA issued a joint press release regarding the execution of the Merger Agreement.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits:

2.1	Agreement and Plan of Merger, dated as of May 8, 2003, by and among SSA Global Technologies Inc., Seneca Merger Subsidiary Inc., Seneca Acquisition Subsidiary Inc. and Elevon, Inc.

10.1	Second Amendment to Rights Agreement, dated as of May 8, 2003, between Elevon, Inc. and Equiserve Trust Company, N.A..

99.1	Voting Agreement, dated as of May 8, 2003, by and among SSA Global Technologies, Inc., certain Stockholders of Elevon, Inc., and Elevon, Inc.

99.2	Text of Press Release, issued May 9, 2003 announcing the Agreement and Plan of Merger.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEVON,INC.

	By:	/s/ Stanley V. Vogler

Name: Stanley V. Vogler Title: Chief Financial Officer
Date: May 9, 2003

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 8, 2003, by and among SSA Global Technologies Inc., Seneca Merger Subsidiary Inc., Seneca Acquisition Subsidiary Inc. and Elevon, Inc.
10.1	Second Amendment to Rights Agreement, dated as of May 8, 2003, between Elevon, Inc. and Equiserve Trust Company, N.A
99.1	Voting Agreement, dated as of May 8, 2003, by and among SSA Global Technologies, Inc., certain Stockholders of Elevon, Inc., and Elevon, Inc.
99.2	Text of Press Release, issued May 9, 2003 announcing the Agreement and Plan of Merger.